Exhibit 99.1

Exhibit	99.1—Certification of Principal Executive Officer dated November 14, 2002

CERTIFICATION IN ACCORDANCE WITH
18 U.S.C. SECTION 1350
AS ADOPTED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Internet America, Inc. (the “Company”) for the period ending September 30, 2002 as filed with the Securities and Exchange commission on the date hereof (the “Report”), I, Jack T. Smith, President and Chief Executive Officer of the Company, certify in accordance with 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jack T. Smith
Jack T. Smith President and Chief Executive Officer November 14, 2002